UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2012

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208 Lake Oswego, Oregon 97034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 26, 2012, Galena Biopharma, Inc. (“we,” “our,” “Galena” or the “Company”) completed the previously announced “partial spin-off” of RXi Pharmaceuticals Corporation (“RXi”), our wholly-owned subsidiary prior to the partial spin-off, pursuant to the securities purchase agreement, dated as of September 24, 2011, as amended, among Galena, RXi and two institutional investors. The distribution to Galena stockholders of the shares of common stock of RXi, which we sometimes refer to as the “spin-off shares,” was made pursuant to the registration statement filed by RXi with the Securities and Exchange Commission, or “SEC,” and declared effective on February 14, 2012. Each holder of Galena common stock as of the close of business (Eastern time) on April 26, 2012, the payment date for the distribution, received a dividend of one share of RXi common stock for each share of Galena common stock held by such holder as of the close of business (Eastern time) on April 23, 2012, the record date for the distribution. The partial spin-off was completed without the payment of any consideration or the exchange of any shares by our stockholders.

On April 27, 2012, we closed the transactions under the securities purchase agreement. The material terms of the securities purchase agreement and the contribution agreement, dated as of September 24, 2011, between Galena and RXi, pursuant to which, among other things, we assigned and contributed to RXi its RNAi-related technologies and assets, were previously disclosed in our Current Report on Form 8-K filed with the SEC on September 26, 2011.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the partial spin-off, together with the related notes thereto, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information of the Company required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

10.1	Contribution Agreement, dated September 24, 2011, between Galena Biopharma, Inc. (formerly RXi Pharmaceuticals Corporation) and RXi Pharmaceuticals Corporation (formerly, RNCS, Inc.) (Incorporated by reference to the Current Report on Form 8-K of Galena Biopharma, Inc. filed with the SEC on September 26, 2011, File No. 001-33958).

10.2	Securities Purchase Agreement, dated as of September 24, 2011, among RXi Pharmaceuticals Corporation (formerly, RNCS, Inc.), Galena Biopharma, Inc. (formerly RXi Pharmaceuticals Corporation), Tang Capital Partners, LP and RTW Investments, LLC (Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 of RXi Pharmaceuticals Corporation, filed with the SEC on December 8, 2011, File No. 333-177498).

99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: May 2, 2012	By:	/s/ Mark J. Ahn
Mark J. Ahn President and Chief Executive Officer